SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               September 27, 2002
                                 Date of Report
                        (Date of Earliest Event Reported)

                         CAPITOL COMMUNITIES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

         Nevada                     0-23450                      88-0361144
(State of Incorporation)      (Commission File No.)         (I.R.S. Employer
                                                             Identification No.)

             900 N. Federal Highway, Suite 410, Boca Raton, FL 33432
                    (Address of Principal Executive Offices)

                   Registrant's Telephone Number:561-237-0776

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On September 27, 2002, Capitol Communities Corporation (the "Company") modified a line of credit it has with Boca First Capital LLLP ("Boca First"), a Florida limited liability limited partnership, and the controlling shareholder of the Company (see the Company's Report on Form 8K filed with the Securities and Exchange Commission on July 30, 2002, for information on Boca First and the change of control). The line of credit was first entered into between the Company and Boca First on April 26, 2002, and subsequently modified to increase the line of credit from $3,000,000.00 to $4,000,000.00 and to extend the maturity date from November 1, 2003 to November 1, 2004. The line of credit has an initial interest rate of ten percent (10%) per annum and will, on a quarterly basis, adjust to a rate which is equal to the greater of ten percent per annum or one percent (1%) above the prime rate, as published in The Wall Street Journal, in effect on that date.

         As collateral for the line of credit, the Company has pledged substantially all the assets of its wholly-owned subsidiary, Capitol Development of Arkansas, Inc. (the "Operating Subsidiary"). The pledged assets include as follows: 1,000 shares of common stock of the Operating Subsidiary owned by the Company, representing one hundred percent of the issued and outstanding shares; the 35.16 percent interest in TradeArk Properties, LLC, a Michigan limited liability company which owns viatical life settlement contracts and real property in Maumelle, Arkansas; two notes receivable payable on October 31, 2002 and March 26, 2005 with a face value of $1,070,000.00 and 1,000,000.00, respectively, with an annual rate of interest of 6.25%; and real property of approximately 250 acres located in Maumelle, Arkansas.

         The line of credit is being used by the Company to fulfill its debt obligations and for operating capital.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

         (a) (b)  None

         (c)  EXHIBITS

         The following Exhibits are filed as part of this Report.

         10.45    Business Loan Agreement, dated April 26, 2002.
         10.46    Promissory Note, dated April 26, 2002.
         10.47    Note Modification Agreement, dated May 15, 2002.
         10.48    Collateral Security Agreement (Stock Pledge), dated April 26,
                  2002.
         10.49    Loan & Note Modification Agreement, dated September 27, 2002.
         10.50 Collateral Security Agreement (Promissory Note Pledge), dated September 27, 2002.
         10.51 Collateral Security Agreement (TradeArk Membership Interest Pledge), dated September 27, 2002.
         10.52    Mortgage, dated September 27, 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 7, 2002                      CAPITOL COMMUNITIES CORPORATION



                                            BY:   /s/ Michael G. Todd
                                                  ----------------------------
                                                     Michael G. Todd
                                                     President and Chairman of
                                                     the Board